UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2018

Item 1. Reports to Stockholders.

On the cover: The American Oystercatcher, an endangered shorebird native to the Gulf Coast.

Spotting a rare species is like finding the right stock. It takes patience, knowing the field, and sticking to it. At Villere & Co., we take an independent, bottom-up research approach to uncover compelling opportunities that may be overlooked by others. We consistently apply a disciplined, proven process that has been refined over decades and tested in virtually every market environment. Learn more at villere.com.

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Table of Contents

A Message to Our Shareholders	2
Sector Allocations	9
Performance Chart and Analysis	10
Schedules of Investments	12
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	23
Expense Examples	36
Report of Independent Registered Public Accounting Firm	38
Approval of Investment Advisory Agreements	39
Trustees and Executive Officers	43
Additional Information	47
Privacy Notice	Inside Back Cover

Villere Funds

August 31, 2018

To Our Fellow Shareholders:

The strong performance of stocks across the board in 2017 continued into January of 2018 as economic momentum remained robust. During this time, large-cap stocks outperformed small-caps, growth beat value, and investors continued to prefer equities over bonds.

In February, after a prolonged period of low volatility and a series of record highs for the stock market, we abruptly saw a return of volatility. In fact, through January, the S&P 500® Total Return Index had gone 15 months without a loss, which is the longest such streak in history. Investors became concerned about higher inflation, and the possibility that borrowing costs and interest rates would spike more than expected this year, threatening to slow growth for both the economy and stocks. February was a turbulent month for the market, including its first correction – defined as a drop of 10% or more – in two years. Following a short resurgence, stocks continued to fall in March.

Led by technology and small-cap stocks, all the major equity market indexes bounced back and rose in the final five months of the reporting period ended August 31, 2018. The reversal of market leadership that has occurred in 2018 was aided by a number of factors. These include 1) attractive valuations in small- and medium-size stocks, 2) the relative strength of the U.S. economy, 3) tax cuts that have benefited smaller domestic companies as they generally pay higher taxes than their comparable larger companies, and 4) trade tensions favoring smaller U.S. companies as they have less overseas exposure.

Villere Funds

Villere Balanced Fund Results

Against that backdrop, the Villere Balanced Fund (the “Balanced Fund”) gained 18.67% during the 12-month period ended August 31, 2018. In comparison, the Balanced Fund’s benchmark – the Lipper Balanced Funds Index – was up 8.41%. While the S&P 500® Total Return Index increased 19.66% during the period, stock selection helped the Balanced Fund perform well during the period.

At Villere & Co., we are long-term investors and it is worth noting that the Balanced Fund’s 10-year and since inception returns were 9.46% and 8.23%, respectively, outpacing the long-term results of the Lipper Balanced Funds Index benchmark returns of 6.87% and 5.58%, respectively.

					Since
Average Total Returns					Inception
for Periods Ending 8/31/18	6 Mos.*	1 Year	5 Years	10 Years	9/30/99
Balanced Fund	10.81%	18.67%	5.96%	9.46%	8.23%
Bloomberg Barclays
Intermediate
Government/Credit
Bond Index	0.99%	-1.01%	1.76%	3.05%	4.31%
Lipper Balanced
Funds Index	3.38%	8.41%	7.95%	6.87%	5.58%
S&P 500® Total
Return Index	7.96%	19.66%	14.52%	10.86%	6.44%

* Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Balanced Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Balanced Fund was 0.94%.

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Villere Equity Fund Results

The Villere Equity Fund (the “Equity Fund”) gained 23.59% during the 12-month period ended August 31, 2018. In comparison, the Equity Fund’s benchmarks – the Lipper Mid-Cap Growth Funds Index and the S&P 500® Total Return Index – were up 25.84% and 19.66%, respectively, during the period.

				Since
Average Total Returns				Inception
for Periods Ending 8/31/18	6 Mos.*	1 Year	5 Years	5/31/13
Equity Fund	13.57%	23.59%	5.38%	5.69%
Lipper Mid-Cap Growth Funds Index	13.07%	25.84%	13.63%	13.73%
S&P 500® Total Return Index	7.96%	19.66%	14.52%	13.93%

* Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Equity Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Equity Fund was 1.26%.  The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

Inside the Portfolios – Equity

Bottom-up company research and stock selection continue to be central to our process and strategy. Top contributors to performance for both Funds during the 12-month reporting period ended August 31, 2018 , included Axon Enterprise, Inc. (“Axon”), 2U, Inc. (“2U”), and POOLCORP (“Pool”).

Axon (formerly Taser International) makes some of the most indispensable products in law enforcement, providing Taser non-lethal weapons and Axon body-worn and car-based cameras around the world. Axon stock was up 214.1% for the 12-month period as long-term initiatives and aggressive investments began to pay off.

2U works with major universities to create online graduate degree programs, providing systems and logistical support. 2U is at the forefront of this growing business, partnering with universities such as Yale, Harvard, New York University, Georgetown, and USC. 2U also announced its first international graduate program, an MBA with University College London. 2U gained 79.0% during the period.

Villere Funds

With more than 3,400 employees and over 300 locations worldwide, Pool leads the pack as the world’s largest wholesale distributor of swimming pool supplies, equipment and related leisure products. Pool also distributes irrigation and landscape products in the United States. With solid revenue growth and earnings topping the consensus estimates, the stock gained 64.9% over the 12 months.

Detractors from performance this reporting period for both Funds included Western Digital Corp. (“Western Digital”), Acuity Brands, Inc. (“Acuity”), and Euronet Worldwide, Inc. (“Euronet Worldwide”).

Western Digital is a computer data storage company and one of the largest computer hard disk drive manufacturers in the world. The stock fell sharply in the second half of the reporting period as concerns about memory pricing weighed on investors’ minds. The stock declined 28.4% for the 12-month period ended August 31, 2018.  However, we believe that Western Digital should benefit from the growth in enterprise cloud services and trends like the Internet of Things.

Acuity is a provider of lighting solutions. Although Acuity is still very profitable and well-positioned to benefit from investments in higher efficiency and better controls in the lighting industry, shares fell 25.7% after reporting weaker than expected results. As Chinese competition continued to worsen, we sold our position.

Euronet Worldwide is an industry leader in providing secure electronic financial transaction solutions. The company operates one of the largest independent ATM networks in Europe, and is the world’s largest payment network for prepaid mobile top-up and the third-largest global money transfer company. Despite solid results, the stock fell in the first half of the reporting period due to regulatory concerns and uncertainty around an acquisition, but rebounded in the second half and gained 0.1% for the year.

During the reporting period, we exited our position in Skyworks Solutions, Inc. (“Skyworks”) and added Cypress Semiconductors Corp. (“Cypress”). The Skyworks stock had increased significantly, while Cypress had stayed relatively reasonably priced, presenting an opportunity for us to make a lateral move into another semiconductor name.

The buyout of Financial Engines, Inc. by private equity firm Hellman & Friedman was completed in July. The stock had risen sharply after the announcement and we sold this long-term portfolio holding.

Villere Funds

In addition, we sold Luminex Corp., Gulfport Energy Corp. and, as mentioned earlier, Acuity in both Funds. We purchased The Progressive Corp., Weight Watchers International, Inc., and WABCO Holdings. We added Ebix, Inc. and First Hawaiian, Inc. in the Balanced Fund, stocks which are already held in the Equity Fund. We also trimmed our positions in a few of our top performers, including Axon and 2U.

Asset Allocation – Villere Balanced Fund

At 18.2%, the fixed income exposure in the Balanced Fund remains near the low end of its target as we anticipate that the Federal Reserve will continue to raise interest rates. The Balanced Fund’s fixed income allocation is primarily designed to help temper potential downside risk, with 90% of the fixed income portfolio invested in investment-grade bonds and up to 10% in below investment-grade bonds to add potential for additional yield and return.

The Balanced Fund’s allocation to stocks was at 70.5% at the end of August. The remaining allocation was in cash, at 11.3%, which we look to deploy as opportunities arise.

Strategy & Outlook

Our outlook for small- and mid-cap stocks remains moderately constructive. Although the stock market is always dependent on the economy, all signs point to continued U.S. economic growth as we have low inflation, low interest rates, low unemployment, higher savings rates, and optimistic consumers who are spending money on homes and cars. Small-cap stocks are benefiting from the larger domestic revenue exposure, which makes them less exposed to currency headwinds and the threat of a trade war. We believe that corporate earnings will have the biggest impact on the direction of the stock market for the remainder of the year.

Stock market returns have always been lumpy. They include periods when stocks have gone nowhere, and periods with large losses or gains. We believe that high market volatility will likely continue, and it may be a bumpier ride for investors going forward.

There are attractive stocks out there, but they are getting harder to find and risks are elevated in the later stage of a bull market. However, while the market does seem to be pricey, there are always hiccups in company valuations as a result of a corporate earnings miss, management dislocation, unique events, etc. Our job is to discern whether these are temporary, which may allow us to take advantage of the market’s valuation, or if the problems

Villere Funds

are inherent and indicative of a long-term, insurmountable problem. Given the prospects of more uncertainty and volatility, we will continue to run our selective, disciplined investment process that has served us well in the past.

Thank you for your continued support and confidence in the Villere Funds.

Sincerely,

St. Denis J. Villere II	George V. Young

St. Denis J. Villere III	Lamar G. Villere, CFA

Villere Funds

Footnotes:

The opinions expressed above are those of St. Denis J. Villere II, George V. Young, St. Denis J. Villere III, and Lamar G. Villere and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedules of Investments in the report for more complete information regarding Fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax adviser or legal counsel for advice and information concerning their situation. Neither the Funds nor any of its representatives may give legal or tax advice.

The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper category.  The Lipper Mid-Cap Growth Funds Index invests at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends.  The S&P 500® Total Return Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Bloomberg Barclays Intermediate Government/Credit Bond Index measures the performance of the U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years.

It is not possible to invest directly in an index.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.  The Equity Fund may invest in foreign securities.  Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.  These risks are magnified in emerging markets.  The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Past performance is not indicative of future results.

While the Funds are no-load, advisory & other expenses still apply. Please refer to the Prospectus for more information.

Must be preceded or accompanied by a current prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Villere Funds

SECTOR ALLOCATIONS at August 31, 2018 (Unaudited)

Balanced Fund

Sector Allocation	Percent of Net Assets

General Manufacturing	17.9%
Finance	16.9%
Money Market Funds[1]	13.2%
Mining	7.6%
Professional, Scientific & Technical Services	7.5%
Transportation & Warehousing	6.7%
Computer & Electronic Products	6.1%
Health Care Equipment Manufacturing	4.7%
Food Manufacturing	4.2%
Information	3.8%
Real Estate, Rental & Leasing	3.7%
Insurance	3.6%
Personal Services	3.2%
Utilities	2.2%
Wholesale Trade	0.3%
General Merchandise Store	0.2%
Liabilities in Excess of Other Assets	(1.8)%
Total	100.0%

Equity Fund

Sector Allocation	Percent of Net Assets

General Manufacturing	18.6%
Finance	18.3%
Money Market Funds[1]	13.8%
Transportation & Warehousing	8.7%
Computer & Electronic Products	8.5%
Professional, Scientific & Technical Services	7.8%
Health Care Equipment Manufacturing	6.0%
Insurance	4.7%
Real Estate, Rental & Leasing	4.4%
Personal Services	4.3%
Mining	4.2%
Furniture Manufacturing	3.2%
Liabilities in Excess of Other Assets	(2.5)%
Total	100.0%

[1]	Includes short-term investments and investments purchased with cash proceeds from securities lending.

Balanced Fund

Hypothetical Value of $10,000 vs Bloomberg Barclays Intermediate Government/Credit
Bond Index, Lipper Balanced Funds Index, S&P 500® Total Return Index and
Blended 65%/35% S&P 500® Total Return Index/
Bloomberg Barclays Capital Intermediate Government/Credit Bond Index
(Unaudited)

Average Annual Total Returns as of August 31, 2018

				Value of
				$10,000
	One Year	Five Year	Ten Year	(8/31/18)
Balanced Fund	18.67%	5.96%	9.46%	$24,695
Bloomberg Barclays Intermediate
Government/Credit Bond Index	-1.01%	1.76%	3.05%	$13,500
Lipper Balanced Funds Index	8.41%	7.95%	6.87%	$19,432
S&P 500® Total Return Index	19.66%	14.52%	10.86%	$28,044
65%/35% S&P 500® Total Return Index/
Bloomberg Barclays Intermediate
Government/Credit Bond Index	12.11%	10.02%	8.34%	$22,281

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2008, and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Equity Fund

Hypothetical Value of $10,000 vs S&P 500® Total Return Index,
Lipper Mid-Cap Growth Funds Index and Russell 2000 Total Return Index
(Unaudited)

Average Annual Total Returns as of August 31, 2018

				Value of
			Since	$10,000
	One Year	Five Year	Inception	(8/31/18)
Equity Fund	23.59%	5.38%	5.69%	$13,372
Lipper Mid-Cap Growth Funds Index	25.84%	13.63%	13.73%	$19,655
S&P 500® Total Return Index	19.66%	14.52%	13.93%	$19,834

This chart illustrates the performance of a hypothetical $10,000 investment made on May 31, 2013, (the Fund’s inception) and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2018

Shares		Value
COMMON STOCKS: 70.4%

Computer & Electronic
Products: 6.0%
583,200	Cypress
	Semiconductor
	Corp.	$10,036,872
125,350	Western
	Digital Corp.	7,927,134
		17,964,006
Credit Intermediation: 16.6%
134,750	Euronet
	Worldwide, Inc.[1]	13,178,550
314,086	First
	Hawaiian, Inc.	9,105,353
753,704	Kearny Financial
	Corp.[3]	10,325,745
117,410	Visa, Inc. –
	Class A	17,246,355
		49,856,003
Electrical Equipment &
Appliance Manufacturing: 2.8%
121,182	Axon Enterprise,
	Inc.[1]	8,271,884

Furniture Manufacturing: 3.2%
207,916	Leggett &
	Platt, Inc.	9,447,703

Health Care Equipment
Manufacturing: 4.7%
121,960	STERIS PLC	13,954,663

Insurance Carriers &
Related Activities: 3.6%
158,900	The Progressive
	Corp.	10,730,517

Machinery: 3.3%
486,320	3D Systems
	Corp.[1,2]	9,896,612

Merchant Wholesalers &
Durable Goods: 3.5%
305,900	LKQ Corp.[1]	10,559,668

Oil & Gas Extraction: 3.0%
207,700	Apache Corp.	9,103,491

Personal Services: 3.2%
126,850	Weight Watchers
	International,
	Inc.[1]	9,501,065
Professional, Scientific &
Technical Services: 5.9%
103,196	2U, Inc.[1]	9,221,595
107,250	Ebix, Inc.[2]	8,542,462
		17,764,057
Rail Transportation: 3.0%
104,000	Genesee &
	Wyoming, Inc. –
	Class A1	9,140,560

Real Estate: 3.7%
85,552	The Howard
	Hughes Corp.[1]	11,153,414

Sporting & Recreation
Goods: 4.8%
87,697	Pool Corp.	14,405,109

Transportation Equipment
Manufacturing: 3.1%
74,790	WABCO
	Holdings, Inc.[1]	9,205,153

TOTAL COMMON STOCKS
(Cost $159,544,039)		210,953,905

Principal
Amount
CORPORATE BONDS: 18.2%

Air Transportation: 0.6%
	PHI, Inc.,
	5.250%,
$1,752,000	3/15/19	1,673,160

Commercial Finance: 0.2%
	John Deere
	Capital Corp.,
	2.250%,
500,000	4/17/19	498,754

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Continued)

Principal
Amount	Value
Computer & Electronic
Products: 0.1%
Hewlett-
Packard Co.,
3.750%, 12/1/20
$321,000	$324,504

Food Manufacturing: 4.2%
Campbell
Soup Co.,
2.500%, 8/2/22
6,045,000	5,725,361
Flowers
Foods, Inc.,
4.375%, 4/1/22
6,225,000	6,372,261
Kraft Heinz
Food Co.,
5.375%, 2/10/20
523,000	539,826
12,637,448
Furniture Manufacturing: 0.3%
Leggett &
Platt, Inc.,
3.400%, 8/15/22
970,000	960,675

General Merchandise
Stores: 0.2%
Walmart, Inc.,
3.400%, 6/26/23
640,000	648,417

Merchant Wholesalers,
Durable Goods: 0.3%
Hubbell, Inc.,
3.500%, 2/15/28
1,045,000	998,619

Oil & Gas: 3.4%
Phillips 66,
4.300%, 4/1/22
10,000,000	10,304,209

Oil & Gas Extraction: 1.2%
Sanchez
Energy Corp.,
6.125%, 1/15/23[2]
6,000,000	3,417,900

Professional, Scientific &
Technical Services: 1.6%
Equifax, Inc.,
3.300%, 12/15/22
4,995,000	4,908,127

Publishing Industries: 3.4%
Symantec Corp.,
4.200%, 9/15/20
10,000,000	10,089,910

Securities & Financial
Services: 0.1%
Merrill Lynch &
Co., Inc.,
6.875%, 11/15/18
250,000	252,177

Telecommunications: 0.4%
Vodafone Group
PLC,
4.375%, 3/16/21
1,000,000	1,028,907

Utilities: 2.2%
Southern Co.,
2.450%, 9/1/18
6,600,000	6,600,000

TOTAL CORPORATE
BONDS
(Cost $57,070,124)	54,342,807

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Continued)

Shares	Value
SHORT-TERM
INVESTMENTS: 11.2%

Money Market Funds: 11.2%
33,671,476	Invesco
Short-Term
Government &
Agency
Portfolio –
Institutional Class, 1.850%[4]
$33,671,476

TOTAL SHORT-TERM
INVESTMENTS
(Cost $33,671,476)	33,671,476

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 2.0%

Money Market Funds: 2.0%
5,901,902	First American
Government
Obligations
Fund – Class Z, 1.800%[4]
5,901,902

TOTAL INVESTMENTS
PURCHASED WITH
CASH PROCEEDS
FROM SECURITIES
LENDING
(Cost $5,901,902)	5,901,902

TOTAL INVESTMENTS
IN SECURITIES: 101.8%
(Cost $256,187,541)	304,870,090
Liabilities in Excess of Other Assets: (1.8)%
(5,247,655)
TOTAL NET
ASSETS: 100.0%	$299,622,435

[1]	Non-income producing security.
[2]
This security or a portion of this security was out on loan as of August 31, 2018. Total loaned securities had a value of $5,676,540 or 1.9% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 4.

[3]	A portion of this security is illiquid. As of August 31, 2018, the value of illiquid securities was $10,325,745 or 3.4% of net assets. See Note 2H.
[4]	Seven-day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2018

Shares		Value
COMMON STOCKS: 88.7%

Computer & Electronic
Products: 8.5%
105,600	Cypress
	Semiconductor
	Corp.	$1,817,376
27,970	Western Digital
	Corp.	1,768,823
		3,586,199
Credit Intermediation: 18.3%
21,700	Euronet
	Worldwide, Inc.[1]	2,122,260
53,700	First Hawaiian, Inc.	1,556,763
94,900	Kearny Financial
	Corp.[3]	1,300,130
18,580	Visa, Inc. –
	Class A	2,729,216
		7,708,369
Electrical Equipment &
Appliance Manufacturing: 3.7%
22,480	Axon Enterprise,
	Inc.[1]	1,534,485

Furniture Manufacturing: 3.2%
29,700	Leggett &
	Platt, Inc.	1,349,568

Health Care Equipment
Manufacturing: 6.0%
21,850	STERIS PLC	2,500,077

Insurance Carriers &
Related Activities: 4.7%
29,500	The Progressive
	Corp.	1,992,135

Machinery: 4.4%
90,756	3D Systems
	Corp.[1,2]	1,846,884

Merchant Wholesalers &
Durable Goods: 4.4%
54,100	LKQ Corp.[1]	1,867,532

Oil & Gas Extraction: 4.2%
40,400	Apache Corp.	1,770,732

Personal Services: 4.3%
24,070	Weight Watchers
	International,
	Inc.[1]	1,802,843

Professional, Scientific &
Technical Services: 7.8%
18,250	2U, Inc.[1]	1,630,820
20,800	Ebix, Inc.	1,656,720
		3,287,540
Rail Transportation: 5.1%
24,508	Genesee &
	Wyoming, Inc. –
	Class A1	2,154,008

Real Estate: 4.4%
14,230	The Howard
	Hughes Corp.[1]	1,855,165

Sporting & Recreation
Goods: 6.1%
15,550	Pool Corp.	2,554,243

Transportation Equipment
Manufacturing: 3.6%
12,145	WABCO Holdings,
	Inc.[1]	1,494,807

TOTAL COMMON STOCKS
(Cost $28,499,785)		37,304,587

SHORT-TERM INVESTMENTS: 11.4%

Money Market Funds: 11.4%
4,790,903	Invesco
	Short-Term
	Government &
	Agency
	Portfolio –
	Institutional
	Class, 1.850%[4]	4,790,903

TOTAL SHORT-TERM
INVESTMENTS
(Cost $4,790,903)		4,790,903

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2018 (Continued)

Shares	Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 2.4%

Money Market Funds: 2.4%
1,020,003	First American
Government
Obligations
Fund – Class Z, 1.800%[4]
$1,020,003

TOTAL INVESTMENTS
PURCHASED WITH CASH
PROCEEDS FROM
SECURITIES LENDING
(Cost $1,020,003)	1,020,003

TOTAL INVESTMENTS
IN SECURITIES: 102.5%
(Cost $34,310,691)	43,115,493
Liabilities in Excess of
Other Assets: (2.5)%	(1,038,794)
TOTAL NET
ASSETS: 100.0%	$42,076,699

[1]	Non-income producing security.
[2]
This security or a portion of this security was out on loan as of August 31, 2018. Total loaned securities had a value of $965,445 or 2.3% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 4.

[3]	A portion of this security is illiquid. As of August 31, 2018, the value of illiquid securities was $1,300,130 or 3.1% of net assets. See Note 2H.
[4]	Seven-day yield as of August 31, 2018.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at August 31, 2018

	Balanced Fund		Equity Fund
ASSETS:
Investments in securities, at value
(Cost $256,187,541 and $34,310,691, respectively)	$304,870,090	[1]	$43,115,493	[1]
Receivables:
Fund shares sold	59,548		—
Dividends and interest	984,042		38,141
Securities lending income, net	21,987		3,277
Prepaid expenses	19,737		14,701
Total assets	305,955,404		43,171,612

LIABILITIES:
Payables:
Collateral received for securities lending	5,901,902		1,020,003
Fund shares redeemed	68,154		—
Investment advisory fees, net	188,119		26,598
Transfer agent fees	91,417		5,966
Administration fees	34,919		5,234
Audit fees	22,100		22,100
Fund accounting fees	5,755		5,315
Custody fees	2,301		852
Chief Compliance Officer fees	1,551		1,500
Trustee fees	664		421
Other accrued expenses	16,087		6,924
Total liabilities	6,332,969		1,094,913
NET ASSETS	$299,622,435		$42,076,699

COMPONENTS OF NET ASSETS
Paid-in capital	$242,580,481		$34,034,771
Undistributed net investment income (loss)	1,616,740		—
Undistributed (accumulated) net realized
gain (loss) on investments	6,742,665		(762,874)
Net unrealized appreciation on investments	48,682,549		8,804,802
Net assets	$299,622,435		$42,076,699
[1] Includes loaned securities with a value of	$5,676,540		$965,445

Net Assets	$299,622,435		$42,076,699
Shares (unlimited number of shares
authorized without par value)	11,881,335		3,263,839
Net assets value, offering, and redemption price per share	$25.22		$12.89

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Year Ended August 31, 2018

	Balanced Fund	Equity Fund
INVESTMENT INCOME
Interest from unaffiliated investments	$2,681,011	$62,774
Dividends from unaffiliated investments	1,831,396	325,168
Dividends from affiliated investments[1]	6,465	4,662
Income from securities lending, net	640,345	109,281
Total investment income	5,159,217	501,885

EXPENSES
Investment advisory fees	2,139,964	293,178
Administration fees	203,068	30,506
Sub-transfer agent fees	176,606	6,138
Miscellaneous expense	39,332	12,194
Fund accounting fees	34,392	31,463
Transfer agent fees	25,346	19,098
Reports to shareholders	23,258	7,395
Audit fees	22,117	22,108
Registration fees	21,263	19,190
Trustee fees	14,630	10,194
Custody fees	13,029	4,895
Chief Compliance Officer fees	9,075	8,852
Legal fees	7,775	7,467
Insurance expense	3,591	3,207
Total expenses	2,733,446	475,885
Net investment income	2,425,771	26,000

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on unaffiliated investments	3,277,519	(17,500)
Net realized gain on affiliated investments[1]	10,676,052	1,593,904
Change in net unrealized appreciation/depreciation
on unaffiliated investments	26,749,596	5,621,466
Change in net unrealized appreciation/depreciation
on affiliated investments[1]	5,757,743	1,104,958
Net realized and unrealized gain on investments	46,460,910	8,302,828
Net increase in net assets resulting from operations	$48,886,681	$8,328,828

[1]	Includes amounts for securities that were considered an affiliate during the period but are no longer an affiliate at August 31, 2018.

The accompanying notes are an integral part of these financial statements.

Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2018	August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,425,771	$1,704,612
Net realized gain on unaffiliated investments	3,277,519	2,783,438
Net realized gain on affiliated investments	10,676,052	5,635,178
Change in net unrealized appreciation/depreciation
on unaffiliated investments	26,749,596	11,341,385
Change in net unrealized appreciation/depreciation
on affiliated investments	5,757,743	(5,723,092)
Net increase in net assets
resulting from operations	48,886,681	15,741,521

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,938,172)	(3,170,757)
Total distributions to shareholders	(1,938,172)	(3,170,757)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
in outstanding shares[1]	(42,564,433)	(112,752,765)
Total increase (decrease) in net assets	4,384,076	(100,182,001)

NET ASSETS
Beginning of year	$295,238,359	$395,420,360
End of year	$299,622,435	$295,238,359
Undistributed net investment income	$1,616,740	$1,129,141

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2018		August 31, 2017
	Shares	Value	Shares	Value
Shares sold	1,254,851	$29,654,279	657,204	$13,900,129
Shares issued in
reinvestment of
distributions	85,297	1,888,478	147,936	3,063,756
Shares redeemed	(3,254,797)	(74,107,190)	(6,143,517)	(129,716,650)
Net decrease	(1,914,649)	$(42,564,433)	(5,338,377)	$(112,752,765)

The accompanying notes are an integral part of these financial statements.

Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2018	August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$26,000	$(156,561)
Net realized loss on unaffiliated investments	(17,500)	(128,821)
Net realized gain on affiliated investments	1,593,904	310,130
Change in net unrealized appreciation/depreciation
on unaffiliated investments	5,621,465	1,673,491
Change in net unrealized appreciation/depreciation
on affiliated investments	1,104,959	(1,107,526)
Net increase in net assets
resulting from operations	8,328,828	590,713

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(40,823)
Total distributions to shareholders	—	(40,823)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
in outstanding shares[1]	(2,783,377)	(1,271,385)
Total increase (decrease) in net assets	5,545,451	(721,495)

NET ASSETS
Beginning of year	$36,531,248	$37,252,743
End of year	$42,076,699	$36,531,248
Accumulated net investment loss	$—	$(98,343)

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2018		August 31, 2017
	Shares	Value	Shares	Value
Shares sold	261,663	$3,012,596	356,239	$3,745,592
Shares issued in
reinvestment of
distributions	—	—	3,843	40,043
Shares redeemed[2]	(499,386)	(5,795,973)	(479,245)	(5,057,020)
Net decrease	(237,723)	$(2,783,377)	(119,163)	$(1,271,385)

[2]	Net of redemption fees of $57 and $699, respectively.

The accompanying notes are an integral part of these financial statements.

Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year	$21.40	$20.67	$23.12	$26.67	$23.75

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.20	0.10	0.19	0.23	0.25
Net realized and unrealized
gain (loss) on investments	3.77	0.81	0.11	(2.40)	3.16
Total from
investment operations	3.97	0.91	0.30	(2.17)	3.41

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.18)	(0.20)	(0.30)	(0.10)
From net realized gain	—	—	(2.55)	(1.08)	(0.39)
Total distributions	(0.15)	(0.18)	(2.75)	(1.38)	(0.49)
Net asset value, end of year	$25.22	$21.40	$20.67	$23.12	$26.67

Total return	18.67%	4.45%	2.50%	(8.19)%	14.51%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$299.6	$295.2	$395.4	$670.2	$1,209.2

Portfolio turnover rate	23%	18%	14%	15%	25%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	0.96%	0.93%	0.97%	0.88%	0.86%

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	0.85%	0.50%	0.93%	0.70%	1.02%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year	$10.43	$10.29	$10.40	$11.85	$10.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)[1]	0.01	(0.04)	0.01	(0.03)	(0.00)[2]
Net realized and unrealized
gain (loss) on investments	2.45	0.19	0.04	(1.23)	1.56
Total from
investment operations	2.46	0.15	0.05	(1.26)	1.56
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net investment income	—	(0.01)	—	—	—
From net realized gain	—	—	(0.16)	(0.19)	—
Total distributions	—	(0.01)	(0.16)	(0.19)	—
Net asset value, end of year	$12.89	$10.43	$10.29	$10.40	$11.85

Total return	23.59%	1.47%	0.68%	(10.62)%	15.16%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$42.1	$36.5	$37.3	$38.2	$46.2

Portfolio turnover rate	24%	25%	32%	32%	13%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	1.22%	1.24%	1.24%	1.10%	1.20%
After fees waived/recouped and
expenses absorbed/recouped	1.22%	1.24%	1.24%	1.16%	1.25%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	0.07%	(0.41)%	0.15%	(0.15)%	(0.02)%
After fees waived/recouped and
expenses absorbed/recouped	0.07%	(0.41)%	0.15%	(0.21)%	(0.07)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018

NOTE 1 – ORGANIZATION

The Balanced Fund and the Equity Fund are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Balanced Fund commenced operations on September 30, 1999. The Equity Fund commenced operations on May 31, 2013.

The investment objective of the Balanced Fund is to seek long-term capital growth consistent with preservation of capital and balanced by current income. The Balanced Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

The Equity Fund seeks to achieve long term growth. The Equity Fund seeks to achieve its objective by investing in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

Debt securities are valued by using the evaluated mean prices supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2018. See the Schedules of Investments for industry breakouts.

Balanced Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$210,953,905	$—	$—	$210,953,905
Corporate Bonds	—	54,342,807	—	54,342,807
Short-Term
Investments	33,671,476	—	—	33,671,476
Investments
Purchased with Cash
Proceeds from
Securities Lending	5,901,902	—	—	5,901,902
Total Investments
in Securities	$250,527,283	$54,342,807	$—	$304,870,090

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$37,304,587	$—	$—	$37,304,587
Short-Term
Investments	4,790,903	—	—	4,790,903
Investments
Purchased with Cash
Proceeds from
Securities Lending	1,020,003	—	—	1,020,003
Total Investments
in Securities	$43,115,493	$—	$—	$43,115,493

It is each Fund’s policy to recognize transfers between levels at the end of each Fund’s reporting period. There were no transfers made into or out of Level 1, 2, or 3 for the year ended August 31, 2018.

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. For the fiscal year ended August 31, 2018, the Funds had the following capital loss carryovers available for federal income tax purposes:

	Balanced Fund	Equity Fund
Unlimited Short-Term	$—	$(411,707)
Unlimited Long-Term	—	(351,167)
	$—	$(762,874)

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

As of August 31, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. As of August 31, 2018, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income and securities lending income are recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

Equity Fund charges a 2.00% redemption fee on shares held less than 60 calendar days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Equity Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.  However, based on experience, the Funds expect the risk  of loss to be remote.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences by reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2018, the following adjustments were made[1]:

	Balanced Fund	Equity Fund
Net Investment Income/(Loss)	$—	$72,343
Paid-in Capital	—	(72,343)

[1] These differences are primarily due to net operating loss.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

K.
Recently Issued Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”) for each Fund. Under each Advisory Agreement, the Adviser furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% for the Balanced Fund and Equity Fund based upon the average daily net assets of each Fund. For the year ended August 31, 2018, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses to 0.99% and 1.25% of each Fund’s average daily net assets for the Balanced Fund and Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty days written notice. Upon Board approval, the Adviser is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses prior to the end of the three years after payment, if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the expense caps in place at the time of waiver or at the time of reimbursement. For the year ended August 31, 2018, the Adviser has recouped all eligible fees previously waived for the Funds. Each Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement. Any amount due from the Adviser is paid monthly to the Funds, if applicable.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ administrator, fund

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by each Fund to Fund Services for these services for the year ended August 31, 2018 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board of Trustees. For the year ended August 31, 2018, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors, including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of August 31, 2018, the Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of August 31, 2018, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of	Payable on
	Securities on Loan	Collateral Received
Balanced Fund	$5,676,540	$5,901,902
Equity Fund	965,445	1,020,003

Offsetting Assets and Liabilities. The Funds may be subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following is a summary of the transactions subject to netting as of August 31, 2018:

			Gross	Net	Gross Amounts Not Offset in the Statements of Assets & Liabilities
			Amounts	Amounts
			Offset	Presented
			in the	in the
			Statements	Statements		Cash
		Gross	of Assets &	of Assets &	Financial	Collateral	Net
	Assets	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Balanced	Collateral
Fund	received for
securities
	loaned	$5,901,902	$ —	$5,901,902	$5,901,902	$ —	$ —
Equity	Collateral
Fund	received for
securities
	loaned	$1,020,003	$ —	$1,020,003	$1,020,003	$ —	$ —

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act). The Schedules of Investments for the Funds include the particular cash collateral holding as of August 31, 2018. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2018, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments were as follows:

	Purchases	Sales
Balanced Fund	$60,362,427	$121,487,780
Equity Fund	8,242,678	13,895,123

For the year ended August 31, 2018, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2018 and the year ended August 31, 2017 for the Funds were as follows:

Balanced Fund
	2018	2017
Distributions paid from:
Ordinary income	$1,938,172	$3,170,757
Long-term capital gain	—	—
	$1,938,172	$3,170,757

Equity Fund
	2018	2017
Distributions paid from:
Ordinary income	$—	$40,823
Long-term capital gain	—	—
	$—	$40,823

Distribution classification may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

As of August 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Balanced Fund

Cost of investments	$256,187,541
Gross tax unrealized appreciation	61,219,916
Gross tax unrealized depreciation	(12,537,367)
Gross tax unrealized appreciation	48,682,549
Undistributed ordinary income	1,616,740
Undistributed long-term capital gain	6,742,665
Total distributable earnings	8,359,405
Other accumulated losses	—
Total accumulated gains	$57,041,954

Equity Fund

Cost of investments	$34,310,691
Gross tax unrealized appreciation	10,803,324
Gross tax unrealized depreciation	(1,998,522)
Gross tax unrealized appreciation	8,804,802
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(762,874)
Total accumulated gains	$8,041,928

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At August 31, 2018, the Funds had no late year losses or post-October losses.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

NOTE 7 – INVESTMENTS IN AFFILIATES

Affiliated companies are those that are “affiliated persons” as defined in Section 2(a)(3) of the 1940 Act. They include, among other entities, issuers 5% or more of whose outstanding voting shares are held by the Funds. For the year ended August 31, 2018, the Funds had the following transactions with affiliated companies:

Balanced Fund

As of August 31, 2018, the Balanced Fund did not hold securities of affiliated companies. The following securities were considered affiliates during the period but were no longer affiliates at August 31, 2018.

	Share/Par
	Balance at	Value at
	August 31,	August 31,
	2018	2017	Acquisitions	Dispositions
Axon Enterprises, Inc.	121,182	$18,862,864	$—	$26,889,950
Luminex Corp.	—	2,082,943	14,476	2,232,244

		Change in
		Unrealized	Value at	Dividend
	Realized	Appreciation/	August 31,	Income
	Gain (Loss)	Depreciation	2018	and Interest
Axon Enterprises, Inc.	$10,343,833	$5,955,137	$8,271,884	$—
Luminex Corp.	332,219	(197,394)	—	6,465
Total	$10,676,052	$5,757,743	$8,271,884	$6,465

Equity Fund

As of August 31, 2018, the Equity Fund did not hold any securities of affiliated companies. The following securities were considered affiliates during the period but were no longer affiliates at August 31, 2018.

	Share
	Balance at	Value at
	August 31	August 31,
	2018	2017	Acquisitions	Dispositions
Axon Enterprises, Inc.	22,480	$1,856,205	$—	$2,861,986
Luminex Corp.	—	1,501,941	—	1,660,539

		Change in
		Unrealized	Value at	Dividend
	Realized	Appreciation/	August 31,	Income
	Gain (Loss)	Depreciation	2018	and Interest
Axon Enterprises, Inc.	$1,421,949	$1,118,316	$1,534,485	$—
Luminex Corp.	171,955	(13,358)	—	4,662
Total	$1,593,904	$1,104,958	$1,534,485	$4,662

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2018 (Continued)

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expenses for the year ended August 31, 2018, are disclosed in the Statements of Operations, if applicable. Credit facility activity for the year ended August 31, 2018, was as follows:

	Balanced Fund	Equity Fund
Maximum available credit	$45,000,000	$2,500,000
Largest amount outstanding
on an individual day	—	—
Average daily loan outstanding	—	—
Credit facility outstanding as
of August 31, 2018	—	—
Average interest rate	—	—

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2018 (Unaudited)

As a shareholder of the Balanced Fund and Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other  Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/18 – 8/31/18).

Actual Expenses

The first line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Equity Fund. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables include information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2018 (Unaudited) (Continued)

expenses, which is  not  the  Funds’ actual return. The  hypothetical  account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do  so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing  costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/18	Value 8/31/18	3/1/18 – 8/31/18*
Actual	$1,000.00	$1,108.10	$5.15
Hypothetical (5%
return before expenses)	$1,000.00	$1,020.32	$4.94

*
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 0.97% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/18	Value 8/31/18	3/1/18 – 8/31/18**
Actual	$1,000.00	$1,135.70	$6.57
Hypothetical (5%
return before expenses)	$1,000.00	$1,019.06	$6.21

**
Expenses are equal to the Equity Fund’s annualized expense ratio for the most recent six-month period of 1.22% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Villere Balanced Fund and Villere Equity Fund and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Villere Balanced Fund and Villere Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 29, 2018

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on August 21, 2018, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and St. Denis J. Villere & Company, LLC (the “Adviser”) for the Villere Balanced Fund and the Villere Equity Fund (each, a “Fund” and together, the “Funds”).  At this meeting and at a prior meeting held on May 30-31, 2018, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements. The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2018.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Villere Balanced Fund, the Board noted that the Fund outperformed its peer group median for the one-year and ten-year periods, and underperformed its peer group median for the three-year and five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year, five-year and ten-year periods.  The Board also noted that the Fund outperformed its secondary benchmark for the one-year and ten-year periods and underperformed for the three-year and five-year periods.  The Board also considered that the Fund outperformed the Adviser’s balanced composite for the one-year and ten-year periods, performed in-line for the three-year period and underperformed for the five-year period ended March 31, 2018.

For the Villere Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year and three-year periods.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year and three-year periods, as well as its underperformance against its secondary benchmark for the one-year and three-year periods.  The Board also considered that the Fund underperformed the Adviser’s equity composite for the one-year and three-year periods ended March 31, 2018 and the reasons given by the Adviser for such underperformance.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees noted that the fees charged to each Fund as compared to the fees charged by the Adviser to its similarly managed separate account clients differed due to a number of factors.

For the Villere Balanced Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.99% for the Fund (the “Expense Cap”), but was currently operating slightly below this level and the Adviser has been recouping waived fees.  The Board noted that the Fund’s advisory fee was above the peer group median and equal to the peer group average and that the Fund’s net expense ratio was below that of its peer group median and average.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Villere Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.25% for the Fund (the “Expense Cap”), but was currently operating slightly below this level.  The Board noted that the Fund’s advisory fee was slightly below its peer group median and lower than its peer group average, and the net expense ratio was higher than the peer group median and average.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board also noted that each Fund’s annual expense ratio is currently below its respective Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered that there were no additional benefits derived by the Adviser from its relationship with the Funds.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director,
(born 1943)	and	Term;	Talon Industries, Inc.		PNC Funds
c/o U.S. Bank Global	Trustee	Since	(business consulting);		(23 series),
Fund Services		May	formerly, Executive		PNC
2020 E. Financial Way		1991.	Vice President and		Advantage
Suite 100			Chief Operating		Funds
Glendora, CA 91741			Officer, Integrated		(1 series).
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	Trustee, The
(born 1939)		Term;	formerly, Chief		Dana
c/o U.S. Bank Global		Since	Executive Officer,		Foundation.
Fund Services		May	Rockefeller Trust Co.,
2020 E. Financial Way		1991.	(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc. (international consumer
products conglomerate).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years
Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Interested
(born 1973)		Term;	Officer, Tidal ETF		Trustee,
c/o U.S. Bank Global		Since	Services Co.		Direxion
Fund Services		September	(2018 to present);		Funds
2020 E. Financial Way		2011.	formerly, Chief		(22 series),
Suite 100			Operating Officer,		Direxion
Glendora, CA 91741			Direxion Funds		Shares ETF
			(2013 to 2018);		Trust
			formerly, Senior		(112 series)
			Vice President and		and Direxion
			Chief Financial Officer		Insurance
			(and other positions),		Trust
			U.S. Bancorp Fund		(2013 to
			Services, LLC		2018).
(1997 to 2013).

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bank Global		Since	Investor Data
Fund Services		May	Services, Inc.
2020 E. Financial Way		1991.	(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee,
c/o U.S. Bank Global		Since	Executive Vice		AMG Funds
Fund Services		May	President, Investment		(61 series);
2020 E. Financial Way		1991.	Company		Advisory
Suite 100			Administration, LLC		Board
Glendora, CA 91741			(mutual fund		Member,
			administrator).		Sustainable
Growth
Advisers,
LP;
Independent
Director,
Chase
Investment
Counsel.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years
Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Legal Compliance
Fund Services		March	Officer,
2020 E. Financial Way		2013.	U.S. Bank Global
Suite 100	Secretary	Indefinite	Fund Services
Glendora, CA 91741		Term;	since July 2007.
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services
Fund Services		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	November
Milwaukee, WI 53202			2007.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years
Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2017.	October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Compliance Officer,
Fund Services		July	U.S. Bank Global
615 East Michigan St.		2011.	Fund Services
Milwaukee, WI 53202	Anti-	Indefinite	since August 2004.
	Money	Term;
	Laundering	Since
	Officer	July
2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

Villere Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Balanced Fund	61.30%
Equity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2018 was as follows:

Balanced Fund	80.48%
Equity Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Balanced Fund	0.00%
Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Funds’ web site at www.villere.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

Villere Funds

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129. Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov. Each Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.villere.com.

Villere Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
777 E. Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

Villere Equity Fund
Symbol – VLEQX
CUSIP – 74316J391

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund

	FYE 8/31/2018	FYE 8/31/2017
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Villere Equity Fund

	FYE 8/31/2018	FYE 8/31/2017
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2018	FYE 8/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2018	FYE 8/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2018	FYE 8/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2018	FYE 8/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    November 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    November 9, 2018

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    November 8, 2018

* Print the name and title of each signing officer under his or her signature.